UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 26, 2007

OPSWARE INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-32377	94-3340178
(Commission File Number)	(IRS Employer Identification No.)

599 N. Mathilda Avenue, Sunnyvale, CA	94085
(Address of principal executive offices)	(Zip Code)

(408) 744-7300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-e-4(c))

Item 2.01                     Completion of Acquisition or Disposition of Assets.

On April 26, 2007, Opsware Inc., a Delaware corporation (“Opsware”) completed the acquisition of all of the outstanding shares of iConclude Co., a Delaware corporation (“iConclude”) pursuant to an Agreement and Plan of Reorganization dated March 5, 2007 (the “Agreement”).  iConclude is a provider of IT process automation solutions.

The consideration paid by Opsware consisted of $30 million in cash and approximately 3.39 million shares of Opsware common stock, with a potential additional earnout consideration payable for sales of iConclude products by Opsware during a specified period of time following the closing.  In addition, iConclude’s stockholders received a dividend from iConclude’s existing cash at closing of approximately $7.14 million.

Item 9.01                     Financial Statements and Exhibits.

(a)                      Financial Statements of Business Acquired.

The financial statements of iConclude required by this item shall be filed for the periods specified in Rule 3-05(b) of Regulation S-X by amendment to this Form 8-K on or before July 12, 2007.

(b)                     Pro Forma Financial Information.

The pro forma financial information required pursuant to Article 11 of Regulation S-X shall be filed by amendment to this Form 8-K on or before July 12, 2007.

(d)                     Exhibits.

2.01                                                                           Agreement and Plan of Reorganization, dated as of March 5, 2007, by and among Opsware, iConclude, OZ1 Acquisition Corp., OZ2 Acquisition LLC, Donald Sullivan and, for purposes of Section 6.1(f) only, Sachin Gupta and Jeffrey Gerber (the “Agreement”)

2.02                                                                           Amendment No. 1 to the Agreement, dated as of April 25, 2007, by and among Opsware, iConclude, OZ1 Acquisition Corp., OZ2 Acquisition LLC and Donald Sullivan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2007	OPSWARE INC.

	By:	/s/ David F. Conte
David F. Conte
Chief Financial Officer
(Duly Authorized Officer and Principal
Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

2.01

Agreement and Plan of Reorganization, dated as of March 5, 2007, by and among Opsware, iConclude, OZ1 Acquisition Corp., OZ2 Acquisition LLC, Donald Sullivan and, for purposes of Section 6.1(f) only, Sachin Gupta and Jeffrey Gerber (the “Agreement”)

2.02	Amendment No. 1 to the Agreement, dated as of April 25, 2007, by and among Opsware, iConclude, OZ1 Acquisition Corp., OZ2 Acquisition LLC and Donald Sullivan